UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2012

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 West Millbrook Road, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On September 11, 2012, the registrant’s board of directors dismissed MNP LLP as the Registrant’s independent registered public accounting firm.

On June 27, 2011, the Registrant’s former independent accountant, Chang Lee LLP, merged its operations with MNP LLP and the professional staff and partners of Chang Lee LLP joined MNP LLP either as employees or partners of MNP LLP and will continue to practice as members of MNP LLP.

The report of MNP LLP, regarding the Registrant’s financial statements for the fiscal year ended December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended December 31, 2011 contained an explanatory paragraph that noted there was substantial doubt as to the Registrant’s ability to continue as a going concern.

The report of the Registrant’s former independent accountants, Chang Lee LLP, regarding the Registrant’s financial statements for the fiscal year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the year ended December 31, 2010 contained an explanatory paragraph that noted there was substantial doubt as to the Registrant’s ability to continue as a going concern.

During the recent fiscal years ending December 31, 2011 and 2010 and through the date of this Current Report, there have been no (i) disagreements with MNP LLP or the Registrant’s former independent accountants, Chang Lee LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MNP LLP or Chang Lee LLP, would have caused either MNP LLP or Chang Lee LLP to make reference to the subject matter of the disagreement(s) in connection with their reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided MNP LLP with a copy of the above disclosures and requested that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of MNP LLP’s letter, received by the Registrant on September 13, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On September 11, 2012, the Board of Directors of Registrant approved the engagement of DFK Collins, Chartered Accountants, as the Registrant’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2011 and 2010, and through the date of this Current Report, the Registrant has not consulted DFK Collins regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of MNP LLP, dated September 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novagen Solar Inc.

Date: September 13, 2012	/s/ Micheal P. Nugent
Micheal P. Nugent
President & Chief Executive Officer